PAINEWEBBER NATIONAL TAX-FREE INCOME FUND

 SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2000

                                                                October 10, 2000
Dear Investor,

      The board of trustees for PaineWebber National Tax-Free Income Fund has approved new investment management arrangements for the fund and related investment strategy changes that became effective on October 10, 2000 pursuant to a new Interim Investment Management and Administration Agreement between the fund and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and an Interim Sub-Advisory Contract between Mitchell Hutchins and Standish, Ayer & Wood, Inc., an unaffiliated sub-adviser.

      As a result of these new investment management arrangements, the fund's Statement of Additional Information ("SAI") is revised as follows:

THE SECOND PARAGRAPH OF THE COVER PAGE IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

            Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") serves as the investment adviser (or investment manager) and administrator for each fund. As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares. Mitchell Hutchins has appointed Standish, Ayer & Wood, Inc. ("Standish" or "sub-adviser") to serve as sub-adviser for National Tax-Free Income Fund.

THE NAME "MITCHELL HUTCHINS" IN REFERENCES TO DETERMINATIONS MADE BY A FUND'S SUB-ADVISER IN THE SECTIONS CAPTIONED "THE FUNDS' INVESTMENT POLICIES, RELATED RISKS AND LIMITATIONS," "STRATEGIES USING DERIVATIVE INSTRUMENTS" AND "PORTFOLIO TRANSACTIONS" IS REPLACED BY THE PHRASE "MITCHELL HUTCHINS OR THE SUB-ADVISER, AS APPLICABLE," EXCEPT IN THE SECTION CAPTIONED "LENDING OF PORTFOLIO SECURITIES" ON P. 9.

THE FIRST PARAGRAPH IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS" ON P. 44 IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

            INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment manager and administrator for National Tax-Free Income Fund and as investment adviser and administrator for Municipal High Income Fund, California Tax-Free Income Fund and New York Tax-Free Income Fund pursuant to separate contracts (each an "Advisory Contract") with each Trust. Under the applicable Advisory Contract, each fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.50% of average daily net assets in the case of National Tax-Free Income Fund and California Tax-Free Income Fund and 0.60% of average daily net assets in the case of Municipal High Income Fund and New York Tax-Free Income Fund.

THE LAST PARAGRAPH IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS" ON P. 45 IS AMENDED BY ADDING THE FOLLOWING TEXT AT THE END OF THE PARAGRAPH:

            Notwithstanding the foregoing, the current Advisory
            Contract for National Tax-Free Income Fund is an
            Interim Investment Management and Administration


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            Contract that may be terminated without penalty on 10
            days' written notice to Mitchell Hutchins by the board of the fund or by vote of the holders of a majority of the fund's outstanding voting securities and will terminate 150 days after October 10, 2000 (on March 9,
            2001) unless it has by then been approved by the holders of a majority of the outstanding voting securities of the fund.

            The Advisory Contract for National Tax-Free Income Fund authorizes Mitchell Hutchins to retain one or more sub-advisers for the management of the fund's investment portfolio. Mitchell Hutchins has entered into an interim sub-advisory contract ("Sub-Advisory Contract") with Standish, Ayer & Wood, Inc. ("Standish") effective October 10, 2000, pursuant to which Standish serves as investment sub-adviser for the fund's assets. Under the Sub-Advisory Contract, Mitchell Hutchins (not the fund) pays Standish a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $60 million and 0.15% of the fund's average daily net assets in excess of $60 million.

            Standish is a privately held investment management firm founded in 1933. Edward H. Ladd is the Chairman of the Board of Directors of Standish. Richard S. Wood is President, Chief Executive Officer and a Managing Director of Standish. George W. Noyes is the Vice Chairman and a Managing Director of Standish. Austin
            C. Smith is the Treasurer of Standish. The following constitute all of the Directors of Standish: Caleb F. Aldrich, David H. Cameron, Maria D. Furman, Raymond J. Kubiak, George W. Noyes, Howard B. Rubin, Thomas P. Sorbo, Ralph S. Tate and Richard S. Wood. All of the outstanding stock of Standish is owned by SAW Trust, a Massachusetts business trust. SAW Trust is owned entirely by its twenty-two trustees, all of whom are officers of Standish. Nine of the twenty-two trustees are the Directors of Standish listed above. The remaining thirteen trustee/shareholders are: Karen K. Chandor, Lavinia B. Chase, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, James
            E. Hollis III, Edward H. Ladd, Laurence A. Manchester, Catherine A. Powers, Austin C. Smith, David C. Stuehr and Michael W. Thompson. All of the trustee/shareholders of SAW Trust are Standish controlling persons.

            Under the Sub-Advisory Contract, Standish will not be liable for any error of judgment or mistake of law or for any loss suffered by Mutual Fund Trust, National Tax-Free Income Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Standish in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

            The Sub-Advisory Contract terminates automatically 150 days after October 10, 2000 (on March 9, 2001) and is terminable at any time without penalty on 10 days' written notice to Standish by the fund's board or by vote of the holders of a majority of the fund's outstanding voting securities and by Standish on 60 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may be terminated by Mitchell Hutchins (1) upon material breach by Standish of its representations and warranties, which breach shall not be cured within a 20 day period after notice of such breach; or (2) if Standish becomes unable to discharge its duties and obligations under the Sub-Advisory Contract.


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